                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2000

I. RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                              656,860.72
        Available Funds:
           Contract Payments due and received in this period                                                          3,502,717.22
           Contract Payments due in prior period(s) and received in this period                                         323,025.87
           Contract Payments received in this period for next period                                                    106,898.30
           Sales, Use and Property Tax payments received                                                                210,793.70
           Prepayment Amounts related to early termination in this period                                               906,440.51
           Servicer Advance                                                                                             740,643.49
           Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
           Transfer from Reserve Account                                                                                 10,461.96
           Interest earned on Collection Account                                                                         12,112.41
           Interest earned on Affiliated Account                                                                          7,866.33
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                        0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
           < Predecessor contract)                                                                                            0.00
           Amounts paid under insurance policies                                                                              0.00
           Maintenance, Late Charges and any other amounts                                                                    0.00
                                                                                                                     -------------
        Total Available Funds                                                                                         6,477,820.51
        Less: Amounts to be Retained in Collection Account                                                              545,666.16
                                                                                                                     -------------
        AMOUNT TO BE DISTRIBUTED                                                                                      5,932,154.35
                                                                                                                     =============




        DISTRIBUTION OF FUNDS:
          1. To Trustee -  Fees                                                                                               0.00
          2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                 323,025.87
          3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                    a) Class A1 Principal and Interest                                                                        0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                            4,436,984.86
                    a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                       182,832.00
                    b) Class B Principal and Interest                                                                   106,247.53
                    c) Class C Principal and  Interest                                                                  120,791.85
                    d) Class D Principal and Interest                                                                   123,716.79
                    e) Class E Principal and Interest                                                                   129,537.98

          4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
          5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                       39,559.77
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                     170,875.53
                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            10,461.96
          6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                 230,772.44
          7. To Servicer, Servicing Fee and other Servicing Compensations                                                57,347.77
                                                                                                                    --------------
        TOTAL FUNDS DISTRIBUTED                                                                                       5,932,154.35
                                                                                                                    ==============

        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds            --------------
        (if any)}                                                                                                       545,666.16
                                                                                                                    ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,182,541.24
        - Add Investment Earnings                                                                                        10,461.96
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
        - Less Distribution to Certificate Account                                                                       10,461.96
                                                                                                                     -------------
End of period balance                                                                                                $2,182,541.24
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                            $2,182,541.24
                                                                                                                     =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                        Pool A                           105,823,295.39
                        Pool B                            27,987,816.78
                                                      -----------------
                                                                                 133,811,112.17

Class A Overdue Interest, if any                                   0.00
Class A Monthly Interest - Pool A                            500,381.80
Class A Monthly Interest - Pool B                            132,339.42

Class A Overdue Principal, if any                                  0.00
Class A Monthly Principal - Pool A                         2,233,881.44
Class A Monthly Principal - Pool B                         1,753,214.20
                                                      --------------
                                                                                   3,987,095.64
Ending Principal Balance of the Class A Notes
                        Pool A                           103,589,413.95
                        Pool B                            26,234,602.58
                                                      -----------------          --------------
                                                                                 129,824,016.53
                                                                                 ==============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per  $      1,000             Principal Paid Per  $      1,000                        Ending Principal
Original Face      $190,972,000             Original Face       $190,972,000                        Balance Factor
                   $   3.313162                                 $  20.877907                            67.980655%
--------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                        Class A1                                            0.00
                        Class A2                                   95,721,112.17
                        Class A3                                   38,090,000.00
                                                                  --------------
                                                                                       133,811,112.17
Class A Monthly Interest
                        Class A1 (Actual Number Days/360)                   0.00
                        Class A2                                      449,889.22
                        Class A3                                      182,832.00

Class A Monthly Principal
                        Class A1                                            0.00
                        Class A2                                    3,987,095.64
                        Class A3                                            0.00
                                                                  --------------
                                                                                        3,987,095.64
Ending Principal Balance of the Class A2 Notes
                        Class A1                                            0.00
                        Class A2                                   91,734,016.53
                        Class A3                                   38,090,000.00
                                                                 ---------------     ---------------
                                                                                      129,824,016.53
                                                                                     ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                               Pool A                                 2,418,763.23
                               Pool B                                   639,702.18
                                                                      ------------
                                                                                               3,058,465.41

Class B Overdue Interest, if any                                              0.00
Class B Monthly Interest - Pool A                                        11,952.72
Class B Monthly Interest - Pool B                                         3,161.19
Class B Overdue Principal, if any                                             0.00
Class B Monthly Principal - Pool A                                       51,060.15
Class B Monthly Principal - Pool B                                       40,073.47
                                                                      ------------
                                                                                                  91,133.62
Ending Principal Balance of the Class B Notes
                               Pool A                                 2,367,703.08
                               Pool B                                   599,628.71
                                                                      ------------             ------------
                                                                                               2,967,331.79
                                                                                               ============


         -----------------------------------------------------------------------------------------------
         Interest Paid Per $    1,000              Principal Paid Per $    1,000        Ending Principal
         Original Face     $4,365,000              Original Face      $4,365,000        Balance Factor
                           $ 3.462522                                 $20.878263          67.980110%
         -----------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class C Notes
                               Pool A                                2,721,352.70
                               Pool B                                  719,750.90
                                                                     ------------
                                                                                               3,441,103.60

Class C Overdue Interest, if any                                             0.00
Class C Monthly Interest - Pool A                                       14,445.85
Class C Monthly Interest - Pool B                                        3,820.68
Class C Overdue Principal, if any                                            0.00
Class C Monthly Principal - Pool A                                      57,442.67
Class C Monthly Principal - Pool B                                      45,082.65
                                                                     ------------
                                                                                               102,525.32
Ending Principal Balance of the Class C Notes
                               Pool A                                2,663,910.03
                               Pool B                                  674,668.25
                                                                     ------------            ------------
                                                                                             3,338,578.28
                                                                                             ============

         -----------------------------------------------------------------------------------------------
         Interest Paid Per   $    1,000            Principal Paid Per $     1,000       Ending Principal
         Original Face       $4,910,955            Original Face      $ 4,910,955       Balance Factor
                             $ 3.719547                               $ 20.876860        67.982262%
         -----------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                               Pool A                             2,721,352.70
                               Pool B                               719,750.90
                                                                  ------------
                                                                                      3,441,103.60

Class D Overdue Interest, if any                                          0.00
Class D Monthly Interest - Pool A                                    16,759.00
Class D Monthly Interest - Pool B                                     4,432.47
Class D Overdue Principal, if any                                         0.00
Class D Monthly Principal - Pool A                                   57,442.67
Class D Monthly Principal - Pool B                                   45,082.65
                                                                  ------------
                                                                                        102,525.32
Ending Principal Balance of the Class D Notes
                               Pool A                             2,663,910.03
                               Pool B                               674,668.25
                                                                  ------------        ------------
                                                                                      3,338,578.28
                                                                                      ============

         -----------------------------------------------------------------------------------------------
         Interest Paid Per   $    1,000            Principal Paid Per $     1,000       Ending Principal
         Original Face       $4,910,955            Original Face      $ 4,910,955       Balance Factor
                             $ 4.315142                               $ 20.876860         67.982262%
         -----------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                               Pool A                             2,721,352.70
                               Pool B                               719,750.90
                                                                  ------------
                                                                                      3,441,103.60

Class E Overdue Interest, if any                                          0.00
Class E Monthly Interest - Pool A                                    21,362.62
Class E Monthly Interest - Pool B                                     5,650.04
Class E Overdue Principal, if any                                         0.00
Class E Monthly Principal - Pool A                                   57,442.67
Class E Monthly Principal - Pool B                                   45,082.65
                                                                  ------------
                                                                                        102,525.32
Ending Principal Balance of the Class E Notes
                               Pool A                             2,663,910.03
                               Pool B                               674,668.25
                                                                  ------------        ------------
                                                                                      3,338,578.28
                                                                                      ============

         -----------------------------------------------------------------------------------------------
         Interest Paid Per   $    1,000            Principal Paid Per $    1,000        Ending Principal
         Original Face       $4,910,955            Original Face      $4,910,955        Balance Factor
                             $ 5.500490                               $ 20.876860          67.982262%
         -----------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE


         Beginning Residual Principal Balance
                                        Pool A               4,535,094.95
                                        Pool B               1,199,411.26
                                                             ------------
                                                                                    5,734,506.21

         Residual Interest - Pool A                             29,872.83
         Residual Interest - Pool B                              9,686.95
         Residual Principal - Pool A                            95,737.78
         Residual Principal - Pool B                            75,137.75
                                                          ---------------
                                                                                      170,875.53
         Ending Residual Principal Balance
                                        Pool A               4,439,357.17
                                        Pool B               1,124,273.51
                                                          ---------------        ---------------
                                                                                    5,563,630.68
                                                                                 ===============


X PAYMENT TO SERVICER

          - Collection period Servicer Fee                                             57,347.77
          - Servicer Advances reimbursement                                           323,025.87
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts           230,772.44
                                                                                 ---------------
         Total amounts due to Servicer                                                611,146.08
                                                                                 ===============

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2000



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                       120,941,211.71

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                          0.00

  Decline in Aggregate Discounted Contract Balance                                                                      2,553,007.36

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
     ending of the related Collection Period                                                                          118,388,204.35
                                                                                                                      ==============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                          2,324,881.15

      - Principal portion of Prepayment Amounts                                                  228,126.21

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                   0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                        0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                  0.00

                                                                                               ------------
                                      Total Decline in Aggregate Discounted Contract Balance   2,553,007.36
                                                                                               ============


POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                        31,986,182.77

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                          0.00

  Decline in Aggregate Discounted Contract Balance                                                                      2,003,673.37

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
     ending of the related Collection Period                                                                           29,982,509.40
                                                                                                                      ==============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                          1,311,894.47

      - Principal portion of Prepayment Amounts                                                  691,778.90

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                    0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                         0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                  0.00

                                                                                               ------------
                                      Total Decline in Aggregate Discounted Contract Balance   2,003,673.37
                                                                                               ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     148,370,713.75
                                                                                                                      ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

             POOL A                                                                                                   Predecessor
                                                                       Discounted        Predecessor                  Discounted
             Lease #               Lessee Name                         Present Value     Lease #                      Present Value
             ----------------------------------                        --------------    ---------------------        -------------
                                   NONE




                                                                        ---------------                            ----------------
                                                                        Totals:   $0.00                                       $0.00

             a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
             b) ADCB OF POOL A AT CLOSING DATE                                                                      $161,410,790.25
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                 YES        NO     X
                                              ---          ---


             POOL B                                                                                                Predecessor
                                                                       Discounted        Predecessor               Discounted
             Lease #               Lessee Name                         Present Value     Lease #                   Present Value
             ---------------------------------                         -------------     -------                   -------------

                                   NONE









                                                                       --------------                              --------------
                                                                       Totals:  $0.00                                       $0.00


             a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $0.00
             b) ADCB OF POOL B AT CLOSING DATE                                                                     $56,843,333.29
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                 RATING AGENCY APPROVES)                                                                                     0.00%


           * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables       $0.00
b)  Total discounted Contract Balance of Substitute Receivables        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                    $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                        YES       NO     X
                                                    ---          ---

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

             POOL A - NON-PERFORMING                                                                               Predecessor
                                                                       Discounted        Predecessor               Discounted
             Lease #               Lessee Name                         Present Value     Lease #                   Present Value
             ---------------------------------                         -------------     -------                   -------------

                                   None


                                                                       --------------                              -------------
                                                                       Totals:  $0.00                                      $0.00

             a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
                CONTRACTS                                                                                                  0.00
             b) ADCB OF POOL A AT CLOSING DATE                                                                  $161,410,790.25
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%



DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                      $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                    YES     NO     X
                                                ---        ---


             POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                       Discounted        Predecessor               Discounted
             Lease #               Lessee Name                         Present Value     Lease #                   Present Value
             ---------------------------------                         -------------     -------                   -------------

                                   None









                                                                       --------------                              ---------------
                                                                       Totals:  $0.00                                        $0.00


             a) DISCOUNTED CONTRACT BALANCES OF ALL
                CONTRACTS SUBSTITUTED                                                                              $         0.00
             b) ADCB OF POOL B AT CLOSING DATE                                                                     $56,843,333.29
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

           * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
             (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
             OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                      $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                      YES       NO     X
                                                   ---         ---

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2000


XV. POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                             TOTAL OUTSTANDING CONTRACTS
This Month                             3,793,676.42        This Month                     148,370,713.75
1 Month Prior                          1,885,271.11        1 Month Prior                  152,927,394.48
2 Months Prior                         1,186,547.24        2 Months Prior                 156,825,836.04

Total                                  6,865,494.77        Total                          458,123,944.27

a) 3 MONTH AVERAGE                     2,288,498.26        b) 3 MONTH AVERAGE             152,707,981.42

c) a/b                                         1.50%


2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                 Yes                           No   X
                                                                                     -----                        -----

3. Restricting Event Check

A. A Delinquency Condition exists for current period?                            Yes                           No   X
                                                                                     -----                        -----
B. An Indenture Event of Default has occurred and is then continuing?            Yes                           No   X
                                                                                     -----                        -----

4. Has a Servicer Event of Default occurred?                                     Yes                           No   X
                                                                                     -----                        -----


5. Amortization Event Check
   A. Is 1c  > 8% ?                                                              Yes                           No   X
                                                                                     -----                        -----
B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
   or obligation  not remedied within 90 days?                                   Yes                           No   X
                                                                                     -----                        -----
C. As of any Determination date, the sum of all defaulted contracts since the    Yes                           No   X
   Closing date exceeds 6% of the ADCB on the Closing Date?                          -----                        -----


6. Aggregate Discounted Contract Balance at Closing Date                        Balance  $ 218,254,123.54
                                                                                         ----------------




DELINQUENT LEASE SUMMARY

                      Days Past Due                        Current Pool Balance                # Leases
                      -------------                        --------------------                --------
                      31 - 60                              4,856,321.43                        165
                      61 - 90                              2,521,812.35                         68
                      91 - 180                              3,793,676.42                        87




Approved By:
Lisa J. Cruikshank
Vice President